Exhibit 6

                       Consent of Independent Accountants





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                       Consent of Independent Accountants
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We hereby consent to the use in this Pre-Effective Amendment No. 2 to the registration statement on Form S-6 ("Registration Statement") of our report dated February 5, 2002, relating to the financial statements of PHL Variable Insurance Company, which appears in such Registration Statement.


/s/ PricewaterhouseCoopers LLP
Hartford, Connecticut
June 13, 2002